Exhibit 10.1

Amendment AGREEMENT

This Amendment Agreement (this “Agreement”), dated as of October 11, 2024, is by and between Petros Pharmaceuticals, Inc., a Delaware corporation (the “Company”), and each investor listed on the signature pages attached hereto (each an “Investor,” and collectively, the “Investors”).

WITNESSETH

Whereas, the Company and the Investors are party to that certain Securities Purchase Agreement, dated as of July 13, 2023 (the “Purchase Agreement”), pursuant to which the Company issued to the Investors shares of the Company’s Series A Convertible Preferred Stock, par value $0.0001 per share (the “Preferred Stock”), the terms of which are set forth in the Certificate of Designations of the Preferred Stock (the “Certificate of Designations”), and warrants (the “Warrants,” and, together with the Purchase Agreement and the Certificate of Designations, the “Transaction Documents”) to purchase shares of the Company’s common stock, par value $0.0001 per share;

Whereas, the undersigned collectively hold at least a majority of the outstanding shares of Preferred Stock and thereby constitute the Required Holders; and

WHEREAS, the Company and the Investors desire to amend certain provisions of the Certificate of Designations.

Now, therefore, in consideration of the premises and mutual covenants and obligations hereinafter set forth, the parties hereto, intending legally to be bound, hereby agree as follows:

1.	Definitions. Capitalized terms used herein but not otherwise defined herein shall have the respective meanings given such terms in the Certificate of Designations.

2.	Amendment to the Certificate of Designations. The parties hereto hereby agree to amend the terms of the Preferred Stock as set forth in the Certificate of Designations of the Preferred Stock in the form attached hereto as Exhibit A (the “Amendment”). Upon the effectiveness of this Agreement, the Company shall promptly file the Amendment with the Secretary of State of the State of Delaware and provide a copy thereof to each Investor promptly after such filing.

3.	Counterparts; Facsimile Execution. This Agreement may be executed in one or more counterparts (including by electronic mail, in PDF or by DocuSign or similar electronic signature), all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties. Counterparts may be delivered via facsimile, electronic mail (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

4.	No Consideration. No Investor has received any consideration for its entry into this Agreement which has not also been given to each other Investor. There are no side letters or other agreements between the Company and another Investor related to the execution and delivery of this Amendment or the matters contemplated hereby. Any contravention of the foregoing representations shall be immediately disclosed to each Investor and each Investor shall be entitled, at its option, to receive the benefits of such consideration, side letter or other agreement.

5.	Governing Law. THIS Agreement SHALL BE SUBJECT TO THE PROVISIONS REGARDING GOVERNING LAW SET FORTH IN SECTION 9(a) OF THE Purchase AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.

6.	Terms and Conditions of the Transaction Documents. Except as modified and amended herein, all of the terms and conditions of the Transaction Documents shall remain in full force and effect.

[Signature pages follow immediately.]

[Company Signature Page to Amendment Agreement]

In witness whereof, the undersigned has executed and delivered this Agreement as of the date first above written.

Company:

PETROS Pharmaceuticals, Inc.

By:
Name: Joshua Silverman
Title: Chairman of the Board

[Investor Signature Page to Amendment Agreement]

In witness whereof, the undersigned has executed and delivered this Agreement as of the date first above written.

Name of Investor:

By:
Name of signatory:
Title:

Exhibit A

Form of Amendment to Certificate of Designations